                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Date of report:  November 30, 1998


                               ARIS CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)

                                  Washington
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                (State or Other Jurisdiction of Incorporation)

             0-22649                                  91-1497147
      ------------------------           ---------------------------------
      (Commission File Number)           (IRS Employer Identification No.)

                2229  112th Avenue NE, Bellevue, WA  98004-2936
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               (Address of Principal Executive Offices)  (Zip Code)

                                (425) 372-2747
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              Registrant's telephone number, including area code

                                     NONE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     ARIS Corporation (the "Company") incorporates by reference the financial statements contained in the Company's Form S-4 Registration Statement (registration number 333-51859). The purpose of this filing is to allow the Company to incorporate by reference such financial statements in future filings made by the Company pursuant to the Securities Exchange Act of 1934. This report is not being filing in connection with any particular event not previously reported by the Company.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARIS CORPORATION


                                       By:  /s/ Thomas W. Averill
                                            -----------------------------------
                                            Thomas W. Averill
                                            Vice President of Finance and Chief
                                            Financial Officer

Dated:  November 30, 1998

                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    --------------------------------------------------------------
23.1              Consent of PricewaterhouseCoopers LLP (contained on page 5)
